MERCER FUNDS

SUPPLEMENT TO

THE PROSPECTUS DATED JULY 31, 2020,

AS SUPPLEMENTED AUGUST 3, 2020 and AUGUST 20, 2020

The date of this Supplement is October 14, 2020

The following change is made in the Prospectus of the Mercer Funds.

1.	Effective immediately, the section entitled “Frequent Trading of Fund Shares” is deleted in its entirety and replaced with the following:

Frequent Trading of Fund Shares

The Funds, the Advisor, and the Distributor, reserve the right to reject any purchase order for any shares of any class of the Funds for any reason. The Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that the Funds, the Advisor, or the Distributor has determined could involve actual or potential harm to the Funds may be rejected. Frequent trading of Fund shares may lead to increased transaction costs to the Funds, less efficient management of the Funds’ portfolios (by disrupting portfolio investment strategies), and taxable gains to the remaining shareholders, resulting in dilution of the value of the shares held by long-term shareholders. The Mercer Non-US Core Equity Fund, Mercer Global Low Volatility Equity Fund and Mercer Emerging Markets Equity Fund may be subject to the risk of one form of frequent trading called time-zone arbitrage, where shareholders of a Fund seek to take advantage of time-zone differences between the close of foreign markets in which such Fund’s securities trade, and the close of U.S. markets. Arbitrage opportunities may also occur in Funds that hold small capitalization securities (such as the Mercer U.S. Small/Mid Cap Equity Fund) or in Funds that invest in thinly-traded securities (such as high yield securities, which may be held by the Mercer Core Fixed Income Fund and Mercer Opportunistic Fixed Income Fund).

Because the Funds are designed for long-term shareholders, the Board has adopted the following policies and procedures that are designed to restrict frequent purchases and redemptions of the Funds’ shares. Each Fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for less than 30 days. The short-term trading fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The short-term trading fee will not apply in the following circumstances: redemptions to pay distributions or loans from certain defined contribution plans; redemptions for loan repayment; redemptions from certain omnibus accounts; redemptions in the event of shareholder death or post-purchase disability; redemptions made as part of a systematic withdrawal plan; transactions in defined contribution plans with certain intermediaries; redemptions by the Mercer Collective Trust; and transactions for a discretionary investment management client of the Advisor or its affiliates when the client has provided the Advisor or its affiliates with advance notice of a planned redemption and the Advisor or its affiliates retain discretion to effect the redemption on behalf of the client. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees.

In addition to the short-term trading fee, the Board has adopted the following additional policies and procedures. Any shareholder that is confirmed to have initiated four or more round trips (via exchanges or redemptions), all equal to or greater than $10,000 in value within a 180-day period, will receive a warning. If subsequent activity of two or more round trips occurs within 180 days, the shareholder’s exchange privilege will be revoked, and the shareholder will not be permitted to purchase additional shares of the Funds. These policies do not apply to the Mercer Collective Trust or to discretionary investment management clients of the Advisor where the Advisor has discretion to effect the trade.

In addition to the Funds’ frequent trading policies, transactions by shareholders of the Funds investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the Funds. The Funds may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the Funds through such intermediary only after the Funds have made a determination that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to the Funds and in a pattern of activity that potentially could be detrimental to the Funds. If you are investing in the Funds’ shares through a financial intermediary, please contact the financial intermediary for information on the frequent trading policies applicable to your account. The Funds’ ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

If trades are effected through a financial intermediary, the Funds or their service providers will work with the intermediary to monitor possible frequent trading activity in the Funds. In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, the Funds (or the Funds’ Distributor, on behalf of the Funds) have entered into written agreements with each of the Funds’ financial intermediaries, under which the intermediary must, upon request, provide the Funds with certain shareholder identifying and/or trading information so that the Funds can enforce their frequent trading policies.

While the Funds discourage frequent purchases and redemptions of the Funds’ shares, there is no assurance that the Funds or the Funds’ policies and procedures will be effective in limiting frequent trading in all accounts. For example, the Funds may not be able to effectively monitor, detect, or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries or where the Funds must rely on the cooperation of and/or information provided by financial intermediaries.

As discussed in “Redemptions by the Funds” earlier in this prospectus, the Funds reserve the right to refuse future purchases or exchanges of shares of the Funds if you are deemed to be engaging in illegal activities (such as late trading) or otherwise detrimental to the Funds (such as market timing).